GRANT OF SECURITY INTEREST IN PATENTS AND TRADEMARKS

THIS GRANT OF SECURITY INTEREST (“Grant”), dated as of July 8, 2005, is executed by Axeda Systems Inc., a Delaware corporation, Axeda Systems Operating Company, Inc., a Massachusetts corporation, and Axeda IP, Inc., a Nevada corporation (collectively, the “Grantor”), in favor of JMI Equity Fund V, L.P., a Delaware limited partnership, and JMI Equity Fund V (AI), L.P., a Delaware limited partnership (collectively, the “Secured Party”).

A. Pursuant to the Security Agreement dated as of July 8, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Grantor and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, the Grantor has granted a security interest to the Secured Party in consideration of the Secured Party’s agreement to provide loans to Axeda Systems, Inc.

B. The Grantor (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the “Trademarks”), and (2) has registered or applied for registration in the United States Patent and Trademark Office of the patents more particularly described on Schedule 2 annexed hereto as part hereof (the “Patents”).

C. The Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of the Grantor in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any of the Trademarks and Patents (collectively, the “T&P Collateral”), to secure the payment, performance and observance of the Notes (as that term is defined in the Security Agreement).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

1. The Grantor does hereby further grant to the Secured Party a first priority security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Notes.

2. The Grantor agrees to perform, so long as the Security Agreement is in effect and an Event of Default has occurred and is continuing, all acts reasonably deemed necessary or desirable by the Secured Party to permit and assist it, at the Grantor’s expense, in obtaining and enforcing the Trademarks and Patents that are material to the business of the Grantor and any subsidiary taken as a whole, in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. The Grantor hereby appoints the Secured Party as the Grantor’s attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may reasonably determine to be necessary or desirable to evidence the Secured Party’s security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

3. The Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

4. The Grantor agrees to execute financing statements or other instruments to the extent required by the Uniform Commercial Code and in executing such other documents or instruments as may be required or deemed necessary by the Secured Party for purposes of affecting or continuing the Secured Party’s security interest in the T&P Collateral.

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IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed as of the day and year first above written.

GRANTOR: AXEDA SYSTEMS INC.

By:	/s/ Dale Calder
Name: Dale Calder
Title: President

AXEDA SYSTEMS OPERATING COMPANY, INC.

By:	/s/ Dale Calder
Name: Dale Calder
Title: President

AXEDA IP, INC.

By:	/s/ Dale Calder
Name: Dale Calder
Title: President

SECURED PARTY: JMI EQUITY FUND V, L.P. By: JMI Associates V, L.L.C. its General Partner

By:	/s/ Bradford D. Woloson
Bradford D. Woloson
Managing Member

JMI EQUITY FUND V (AI), L.P. By: JMI Associates V, L.L.C. its General Partner

By:	/s/ Bradford D. Woloson
Bradford D. Woloson
Managing Member

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SCHEDULE 1

TRADEMARKS

Mark	US PTO Registration #

AXEDA	2,648,978

AXEDA	2,704,656

SCHEDULE 2

PATENTS

TITLE	DATE FILED US PTO SERIAL OR REG NUMBER
REPORTING THE STATE OF AN APPARATUS TO A REMOTE COMPUTER	7/28/2000 09/627,201 Patent Issued as 6,757,714
REPORTING THE STATE OF AN APPARATUS TO A REMOTE COMPUTER	3/19/04 10/805,012
RETRIEVING DATA FROM A SERVER	9/22/2000 09/667,737
DEVICE REGISTRATION MECHANISM	11/20/2000 09/716,717
REPORTING THE STATE OF AN APPARATUS TO A REMOTE COMPUTER	11/8/2000 09/708,384
XML SCRIPTING OF SOAP COMMANDS	4/17/2002 10/123,960
RETRIEVING DATA FROM A SERVER	4/17/2002 10/124,181
CONFIGURING A NETWORK GATEWAY	4/19/2002 10/126,057
SCREEN SHARING	06/27/03 10/609,009
DISPLAYING INFORMATION OVER MULTIPLE USER INTERFACE (UI) VIEWS	08/08/02 10/214,939
MAINTAINING INDEPENDENT STATES FOR MULTIPLE WEB BROWSER INSTANCES	08/08/03 10/637,757
ESTABLISHING A VIRTUAL TUNNEL BETWEEN TWO COMPUTER PROGRAMS	2/20/04 10/784,138